Exhibit 10.1

Amendment to Employment Agreement

This Amendment to Employment Agreement (this “Agreement”) is entered into on the 15 day of July 2007 by and between David Ben-Yair, an individual residing at 11 Borchov street, Givatayim, Israel (“Employee”), and TraceGuard Technologies Ltd., an Israeli company with offices located at 6 Ravnitzy Street, Petach Tikva, Israel (the “Company”). Each of the Employee and the Company may be referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS,	the Parties entered into an Employment Agreement, dated July 6, 2006, (the “Agreement”); and

WHEREAS,	the Parties wish to amend the Agreement as described below;

NOW, THEREFORE, in consideration of the Parties’ mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Section 5.2 of the Agreement is hereby amended and restated to read in it entirety as follows: “5.2 Special Bonus. For each twelve (12) month period commencing June 1, 2007, Employee will be entitled to a special bonus equal to up to 3 times the Gross Salary, as determined by the Company’s CEO in his sole discretion.”

2.
Section 5.9 of the Agreement shall be amended by adding the following sentence immediately at the end thereof: “In addition, Employee shall be issued 180,000 RSU’s which shall vest on June 1, 2008; provided, however, that in the event that Employee’s employment is terminated for any reason other than for Cause, then Employee shall be entitled to the pro rata portion of such RSU’s from the period beginning on June 1, 2007. The RSUs shall be subject to the terms of the TraceGuard Technologies, Inc. (the “Parent”) 2006 Stock Incentive Compensation Plan, and a Restricted Stock Units Agreement to be entered into between the Parent and the Employee.”

IN WITNESS WHEREFORE, the undersigned have signed this Agreement on the date first written above.

TraceGuard Technologies Ltd.		David Ben-Yair

By:	/s/ Dr. Ehud Ganani	/s/ David Ben-Yair
Name: Dr. Ehud Ganani
Title: CEO